Exhibit 99.1

Diodes Incorporated Announces Proposed Private Placement
of $325 Million of Convertible Senior Notes

PLANO, Texas - August 13, 2026 -- Diodes Incorporated (“Diodes”) (Nasdaq: DIOD), today announced it intends to offer, subject to market conditions and other factors, $325 million aggregate principal amount of Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Diodes also intends to grant the initial purchasers of the notes an option to purchase, during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $50 million aggregate principal amount of the notes.

Diodes expects to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below, to repurchase up to $35 million of shares of its common stock concurrently with the pricing of the offering in privately negotiated transactions effected with or through one of the initial purchasers or one or more of their affiliates, and for general corporate purposes, including potential future acquisitions. If the initial purchasers exercise their option to purchase additional notes, Diodes expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties (as defined below).

The notes will be general senior unsecured obligations of Diodes, will accrue interest payable semiannually in arrears and will mature on August 15, 2031, unless earlier repurchased, redeemed or converted. Upon conversion, Diodes will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of Diodes’ common stock or a combination of cash and shares of Diodes’ common stock, at Diodes’ election, in respect of the remainder, if any, of Diodes’ conversion obligation in excess of the aggregate principal amount of the notes being converted. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering.

In connection with the pricing of the notes, Diodes expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments substantially similar to those applicable to the notes, the number of shares of Diodes’ common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce the potential dilution to Diodes’ common stock upon any conversion of notes and/or offset any cash payments Diodes is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, Diodes expects that the option counterparties or their respective affiliates will purchase shares of Diodes’ common stock and/or enter into various derivative transactions with respect to Diodes’ common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Diodes’ common stock or the notes at that time.

In addition, Diodes expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Diodes’ common stock and/or purchasing or selling Diodes’ common stock or other securities of Diodes in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes or, to the extent Diodes exercises the relevant election under the capped call transactions, following any repurchase or redemption of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Diodes’ common stock or the notes which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, this could affect the number of shares, if any, and value of the consideration that a holder of notes will receive upon conversion of its notes.

The concurrent repurchases of up to $35 million of Diodes’ common stock described above could increase (or reduce the size of any decrease in) the market price of Diodes’ common stock or the notes prior to, concurrently with or shortly after the pricing of the notes, and could result in a higher effective conversion price for the notes. The offering of the notes is not contingent upon the repurchase of any of Diodes’ common stock.

The notes and any shares of Diodes’ common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Diodes Incorporated

Diodes Incorporated (Nasdaq: DIOD), delivers high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets. We leverage our expanded product portfolio of analog and power solutions combined with a flexible hybrid manufacturing model to meet customers’ needs. Our broad range of application-specific products, delivered through a total solutions sales approach and supported by global operations including engineering, testing, manufacturing, and customer service, enable us to be a premier provider for high-growth markets.

Cautions Regarding Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should,” “predict,” “goal,” “strategy,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. These words are intended to identify forward-looking statements. Forward-looking statements in this press release include statements regarding the anticipated benefits of the proposed offering of the notes, the expected use of proceeds, the capped call transactions, the concurrent repurchase of shares of our common stock and our business, prospects and market growth opportunities. These forward-looking statements are based on Diodes' current expectations and assumptions and involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed or implied. Such factors include, but are not limited to: the failure to close the contemplated transaction with respect to the issuance of the notes; market conditions affecting the pricing and completion of the offering of the notes; the impact of the capped call transactions and concurrent share repurchases on the market price of our common stock and the notes; competitive market conditions; changes in demand for semiconductor products; macroeconomic conditions; and other risks described in Diodes' filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Diodes undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release.

The Diodes logo is a registered trademark of Diodes Incorporated in the United States and other countries.

© 2026 Diodes Incorporated. All Rights Reserved.

Company Contact:

Diodes Incorporated

Gurmeet Dhaliwal

Vice President, Corporate Marketing & Investor Relations

P: 408-232-9003

E: Gurmeet_Dhaliwal@diodes.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers

President, Investor Relations

E: lsievers@sheltongroup.com